                                                                Execution Copy

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

            ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  October 30,  2006, between Residential Funding Company,  LLC, a Delaware corporation ("RFC"), and
Residential Accredit Loans, Inc., a Delaware corporation (the "Company").

                                   Recitals

            A.  RFC has  entered  into  contracts  ("Seller  Contracts")  with various seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

            B. The  Company  wishes  to  purchase  from RFC  certain  Mortgage
Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

            C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust
Company  Americas,  as trustee (the  "Trustee"),  are  entering  into a Series
Supplement,  dated as of October 30, 2006 (the "Series  Supplement"),  and the
Standard Terms of Pooling and Servicing  Agreement,  dated as of March 1, 2006
(collectively,  the "Pooling and Servicing Agreement"),  pursuant to which the
Company  proposes to issue Mortgage  Asset-Backed  Pass-Through  Certificates,
Series  2006-QS14  (the  "Certificates")  consisting  of  thirty-four  classes designated as Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5, Class
A-6,  Class A-7, Class A-8,  Class A-9,  Class A-10,  Class A-11,  Class A-12,
Class A-13,  Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class
A-19,  Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25,
Class A-26,  Class A-27,  Class A-28, Class A-29, Class A-30, Class A-P, Class
A-V,  Class R-I and Class R-II  Certificates;  and six classes  designated  as
Class M-1, Class M-2,  Class M-3  (collectively  the "Class M  Certificates"),
Class B-1,  Class B-2 and Class B-3  Certificates  (collectively  the "Class B
Certificates")  representing  beneficial  ownership  interests in a trust fund consisting  primarily of a pool of Mortgage Loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").
            D. In  connection  with the  purchase of the Mortgage  Loans,  the
Company  will  assign  to  RFC  the  Class  A-P  Certificates  and  Class  A-V
Certificates  and a de minimis portion of each of the Class R-I and Class R-II
Certificates.
            E. In connection  with the purchase of the Mortgage  Loans and the issuance of the Certificates,  RFC wishes to make certain  representations and warranties to the Company.

            F. The Company and RFC intend  that the  conveyance  by RFC to the
Company of all its right,  title and  interest  in and to the  Mortgage  Loans pursuant to this  Agreement  shall  constitute  a purchase  and sale and not a loan.

            NOW  THEREFORE,  in  consideration  of the recitals and the mutual promises herein and other good and valuable  consideration,  the parties agree as follows:

            1. All  capitalized  terms used but not defined  herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

            2.  Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the Company  without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including all interest and principal, and with  respect  to the Sharia  Mortgage  Loans,  all  amounts in respect of profit payments and acquisition  payments,  received on or with respect to the
Mortgage  Loans after  October 1, 2006 (other than  payments of principal  and interest,  and with  respect  to the Sharia  Mortgage  Loans,  all  amounts in respect of profit payments and acquisition  payments due on the Mortgage Loans on or before October 31, 2006). In consideration  of such  assignment,  RFC or its designee will receive from the Company in immediately  available  funds an amount equal to  $754,939,422.61,  the Class A-P  Certificates,  the Class A-V
Certificates  and a de minimis portion of each of the Class R-I and Class R-II
Certificates.  In  connection  with  such  assignment  and  at  the  Company's direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the  related
Mortgage  Note (other than any  Destroyed  Mortgage  Note) to the order of the
Trustee and  delivered an assignment  of mortgage or security  instrument,  as applicable, in recordable form to the Trustee or its agent.

      RFC and the  Company  agree  that the sale of each  Pledged  Asset  Loan pursuant  to  this  Agreement  will  also  constitute  the  assignment,  sale, setting-over,  transfer and conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically provided herein),  of all of RFC's  obligations and all of RFC's right,  title and interest in, to and under,  whether now existing or hereafter  acquired as owner  of  such  Pledged  Asset  Loan  with  respect  to any  and  all  money, securities,  security  entitlements,  accounts,  general intangibles,  payment
intangibles,   instruments,   documents,  deposit  accounts,  certificates  of
deposit,  commodities  contracts,  and  other  investment  property  and other property  of whatever  kind or  description  consisting  of,  arising  from or related,  (i) the Credit  Support  Pledge  Agreement,  the  Funding and Pledge
Agreement  among the  Mortgagor or other Person  pledging the related  Pledged
Assets  (the  "Customer"),  Combined  Collateral  LLC and  National  Financial
Services  Corporation,  and the Additional  Collateral  Agreement between GMAC
Mortgage, LLC and the Customer (collectively,  the "Assigned Contracts"), (ii)
all rights,  powers and  remedies of RFC as owner of such  Pledged  Asset Loan under or in connection with the Assigned Contracts,  whether arising under the terms  of  such  Assigned  Contracts,  by  statute,  at law or in  equity,  or otherwise  arising out of any default by the Mortgagor  under or in connection with the Assigned Contracts,  including all rights to exercise any election or option or to make any  decision  or  determination  or to give or receive  any notice, consent, approval or waiver thereunder,  (iii) the Pledged Amounts and all money, securities,  security entitlements,  accounts, general intangibles, payment intangibles,  instruments,  documents, deposit accounts,  certificates of deposit,  commodities  contracts,  and other investment  property and other property of whatever kind or  description  and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion rights, rights to subscribe,  liquidation  dividends or preferences,  stock dividends, rights to interest,  dividends,  earnings,  income,  rents,  issues,  profits, interest  payments  or  other  distributions  of cash or other  property  that
secures  a  Pledged  Asset  Loan,  (iv)  all  documents,   books  and  records
concerning the foregoing  (including all computer  programs,  tapes, disks and related items containing any such information) and (v) all insurance  proceeds
(including  proceeds from the Federal  Deposit  Insurance  Corporation  or the
Securities Investor Protection  Corporation or any other insurance company) of any of the  foregoing  or  replacements  thereof  or  substitutions  therefor, proceeds of proceeds  and the  conversion,  voluntary or  involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any obligation of RFC, or any other Person in connection with the Pledged  Assets or under any  agreement or  instrument  relating  thereto, including any obligation to the Mortgagor,  other than as owner of the Pledged
Asset Loan.

      The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and  interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage  Loans by
RFC to the Company.  It is,  further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other obligation of RFC.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement within the meaning of Articles 8 and
9 of the Minnesota Uniform  Commercial Code and the Uniform Commercial Code of
any other  applicable  jurisdiction;  (b) the conveyance  provided for in this
Section  shall be deemed to be, and  hereby is, a grant by RFC to the  Company of a security interest in all of RFC's right, title and interest,  whether now owned  or  hereafter  acquired,  in and to any  and all  general  intangibles, payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment  property  consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to
each  Cooperative  Loan,  the  related  Mortgage  Note,   Security  Agreement,
Assignment of Proprietary Lease,  Cooperative Stock  Certificate,  Cooperative
Lease, any insurance  policies and all other documents in the related Mortgage
File,  (ii) with  respect to each Sharia  Mortgage  Loan,  the related  Sharia
Mortgage  Loan  Security   Instrument,   Sharia  Mortgage  Loan   Co-Ownership
Agreement,  Obligation to Pay, Assignment  Agreement and Amendment of Security
Instrument,  any  insurance  policies  and all other  documents in the related
Mortgage  File and  (iii) with  respect  to each  Mortgage  Loan  other than a
Cooperative  Loan or a Sharia  Mortgage Loan,  the related  Mortgage Note, the
Mortgage,  any  insurance  policies  and all other  documents  in the  related
Mortgage  File,  (B) all  monies due or to become due pursuant to the Mortgage
Loans in  accordance  with the  terms  thereof  and  (C) all  proceeds  of the
conversion,   voluntary  or   involuntary,   of  the   foregoing   into  cash,
instruments,  securities or other property,  including without  limitation all amounts from time to time held or invested in the  Certificate  Account or the
Custodial  Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the possession by the Trustee, the Custodian or any other agent of the  Trustee of  Mortgage  Notes or such other  items of  property as constitute  instruments,  money,  payment intangibles,  negotiable  documents, goods,  deposit  accounts,  letters of credit,  advices of credit,  investment property  or chattel  paper shall be deemed to be  "possession  by the secured party," or  possession  by a purchaser or a person  designated by such secured party,  for  purposes of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any
other applicable jurisdiction (including, without limitation,  Sections 8-106,
9-313 and 9-106  thereof);  and  (d) notifications  to  persons  holding  such property, and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments,  receipts or confirmations  from,  securities  intermediaries,  bailees or agents of, or
persons   holding  for,  (as  applicable)  the  Trustee  for  the  purpose  of perfecting  such security  interest under  applicable  law. RFC shall,  to the extent consistent with this Agreement,  take such reasonable actions as may be necessary  to ensure  that,  if this  Agreement  were  determined  to create a security  interest  in the  Mortgage  Loans and the other  property  described above, such security  interest would be determined to be a perfected  security interest of first  priority  under  applicable  law and will be  maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the Company not less than
15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all filings  necessary  to maintain  the effectiveness of any original filings  necessary under the Uniform  Commercial
Code as in  effect in any  jurisdiction  to  perfect  the  Company's  security interest  in or lien  on the  Mortgage  Loans,  including  without  limitation
(x) continuation   statements,   and  (y) such  other  statements  as  may  be
occasioned by (1) any change of name of RFC or the Company,  (2) any change of location of the state of formation,  place of business or the chief  executive office of RFC,  or (3) any  transfer of any  interest  of RFC in any  Mortgage
Loan.

            Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall retain all servicing rights (including,  without limitation, primary servicing and master  servicing)  relating to or arising out of the Mortgage Loans,  and all rights to receive  servicing  fees,  servicing  income and other  payments made as  compensation  for such servicing  granted to it under the Pooling and
Servicing  Agreement  pursuant to the terms and  conditions  set forth therein
(collectively,  the "Servicing  Rights") and (ii) the Servicing Rights are not
included in the  collateral in which RFC grants a security  interest  pursuant to the immediately preceding paragraph.

            3.  Concurrently  with the  execution  and  delivery  hereof,  the
Company  hereby  assigns to RFC without  recourse all of its right,  title and interest in and to the Class A-P Certificates,  the Class A-V Certificates and
a de minimis  portion of each of the Class R-I and Class R-II  Certificates as part of the  consideration  payable  to RFC by the  Company  pursuant  to this
Agreement.

            4. RFC  represents  and  warrants to the Company  that on the date of  execution  hereof (or, if  otherwise  specified  below,  as of the date so specified):

            (a)   The  information  set  forth in  Exhibit  One to the  Series
Supplement  with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and  correct  in all  material  respects,  at the date or dates respecting which such information is furnished;

            (b)   Each  Mortgage  Loan is required to be covered by a standard hazard  insurance  policy.  Each Mortgage Loan with a  Loan-to-Value  Ratio at origination  in excess of 80% will be  insured by a Primary  Insurance  Policy covering  at  least  35% of the  principal  balance  of the  Mortgage  Loan at origination  if the  Loan-to-Value  Ratio is between  100.00% and  95.01%,  at least 30% of the principal  balance of the Mortgage Loan at origination if the
Loan-to-Value  Ratio is between 95.00% and 90.01%, at least 25% of the balance if the  Loan-to-Value  Ratio is between  90.00% and 85.01% and at least 12% of the balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the  Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

            (c)   Each Primary  Insurance Policy insures the named insured and its successors and assigns,  and the issuer of the Primary Insurance Policy is an insurance company whose  claims-paying  ability is currently  acceptable to the Rating Agencies;

            (d)   Immediately  prior to the  assignment of the Mortgage  Loans to the  Company,  RFC had good  title  to,  and was the sole  owner  of,  each
Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security interest  (other than rights to servicing and related  compensation  and, with respect to certain  Mortgage  Loans,  the monthly payment due on the first Due
Date  following the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

            (e)   No Mortgage  Loan was 30 or more days  delinquent in payment of  principal  and  interest as of the Cut-off  Date and no Mortgage  Loan has been so delinquent  more than once in the 12-month period prior to the Cut-off
Date;

            (f)   Subject  to  clause  (e)  above as  respects  delinquencies, there is no  default,  breach,  violation  or event of  acceleration  existing under any  Mortgage  Note or  Mortgage  and no event  which,  with  notice and expiration of any grace or cure period,  would  constitute a default,  breach, violation or event of acceleration,  and no such default, breach, violation or event of  acceleration  has been  waived by the Seller or by any other  entity involved in originating or servicing a Mortgage Loan;

            (g)   There is no delinquent  tax or  assessment  lien against any
Mortgaged Property;

            (h)   No   Mortgagor   has  any  right  of   offset,   defense  or
counterclaim  as to the related  Mortgage  Note or  Mortgage  except as may be provided  under the  Servicemembers  Civil Relief Act,  formerly  known as the
Soldiers' and Sailors'  Civil Relief Act of 1940, as amended,  and except with respect to any buydown agreement for a Buydown Mortgage Loan;

            (i)   There are no mechanics'  liens or claims for work,  labor or material  affecting  any Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are  insured or  indemnified  against by a title  insurance  policy  described under clause (aa) below;

            (j)   Each  Mortgaged  Property  is  free  of  damage  and in good repair and no notice of  condemnation  has been given with respect thereto and
RFC knows of nothing  involving any Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any
Mortgaged Property;

            (k)   Each  Mortgage  Loan at the time it was made complied in all material respects with applicable local,  state, and federal laws,  including, but not limited to, all applicable anti-predatory lending laws;

            (l)   Each Mortgage contains customary and enforceable  provisions which  render the rights and  remedies  of the holder  adequate to realize the benefits of the security against the Mortgaged Property,  including (i) in the case of a  Mortgage  that is a deed  of  trust,  by  trustee's  sale,  (ii) by summary  foreclosure,  if available under  applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other exemption available to the
Mortgagor that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal and state laws  and  judicial  precedents  with  respect  to  bankruptcy  and  right  of redemption;

            (m)   With  respect to each  Mortgage  that is a deed of trust,  a trustee  duly  qualified  under  applicable  law to serve as such is  properly named,  designated and serving, and except in connection with a trustee's sale after  default by a  Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

            (n)   The   Mortgage   Loans   are   conventional,   fixed   rate,
fully-amortizing,  first  mortgage  loans having terms to maturity of not more than 30 years  from the  date of  origination  or  modification  with  monthly payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month;

            (o)   No Mortgage Loan provides for deferred  interest or negative amortization;

            (p)   If any of the  Mortgage  Loans are  secured  by a  leasehold interest,  with  respect  to each  leasehold  interest:  the use of  leasehold estates for residential  properties is an accepted  practice in the area where the related Mortgaged Property is located;  residential  property in such area consisting of leasehold estates is readily  marketable;  the lease is recorded and no party is in any way in  breach  of any  provision  of such  lease;  the leasehold  is in full force and effect and is not subject to any prior lien or encumbrance  by which the  leasehold  could be  terminated  or  subject to any charge or  penalty;  and the  remaining  term of the lease does not  terminate less than ten years after the maturity date of such Mortgage Loan;

            (q)   Each Assigned  Contract  relating to each Pledged Asset Loan is a  valid,  binding  and  legally  enforceable  obligation  of  the  parties thereto,  enforceable  in  accordance  with their terms,  except as limited by
bankruptcy,   insolvency  or  other  similar  laws  affecting   generally  the
enforcement of creditor's rights;

            (r)   The  Assignor  is the holder of all of the right,  title and interest as owner of each  Pledged  Asset Loan in and to each of the  Assigned
Contracts  delivered  and sold to the Company  hereunder,  and the  assignment hereof by RFC validly transfers such right,  title and interest to the Company free and clear of any pledge,  lien, or security interest or other encumbrance of any Person;

            (s)   The full amount of the Pledged  Amount with  respect to such
Pledged  Asset Loan has been  deposited  with the  custodian  under the Credit
Support  Pledge  Agreement  and is on deposit in the  custodial  account  held thereunder as of the date hereof;

            (t)   RFC is a member of MERS,  in good  standing,  and current in payment of all fees and  assessments  imposed by MERS,  and has complied  with all rules and  procedures  of MERS in  connection  with its  assignment to the
Trustee  as  assignee  of the  Depositor  of the  Mortgage  relating  to  each
Mortgage Loan that is  registered  with MERS,  including,  among other things, that RFC shall have confirmed the transfer to the Trustee,  as assignee of the
Depositor, of the Mortgage on the MERS(R)System;

            (u)   No  instrument  of release or waiver  has been  executed  in connection  with the Mortgage  Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage Loan;

            (v)   With respect to each Mortgage Loan,  either (i) the Mortgage
Loan is  assumable  pursuant to the terms of the  Mortgage  Note,  or (ii) the
Mortgage  Loan  contains a customary  provision  for the  acceleration  of the payment of the unpaid principal  balance of the Mortgage Loan in the event the related Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

            (w)   The   proceeds  of  the   Mortgage   Loan  have  been  fully
disbursed,  there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to disbursements  of any escrow funds therefor  (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid;

            (x)   Except with  respect to  approximately  1.5% of the Mortgage
Loans,  the  appraisal  was  made  by  an  appraiser  who  meets  the  minimum qualifications for appraisers as specified in the Program Guide;

            (y)   To the  best of RFC's  knowledge,  any  escrow  arrangements established  with  respect to any  Mortgage  Loan are in  compliance  with all applicable local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

            (z)   Each Mortgage Loan was  originated (1) by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company or similar  institution  that is supervised and examined by a federal or state authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to
Sections  203 and 211 of the  National  Housing  Act, as amended,  or (3) by a
mortgage   broker  or   correspondent   lender  in  a  manner  such  that  the
Certificates  would  qualify  as  "mortgage  related  securities"  within  the meaning  of  Section  3(a)(41)  of the  Securities  Exchange  Act of 1934,  as
amended;

            (aa)  All  improvements  which were  considered in determining the
Appraised  Value of the Mortgaged  Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation, variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

            (bb)  Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding  obligation  of the  borrower,  or the consumer in the case of the
Sharia  Mortgage  Loans,  enforceable  in accordance  with its terms except as limited by bankruptcy,  insolvency or other similar laws  affecting  generally the enforcement of creditor's rights;

            (cc)  None  of  the  Mortgage   Loans  are  subject  to  the  Home
Ownership and Equity Protection Act of 1994;

            (dd)  None of the Mortgage Loans are loans that,  under applicable state or local law in  effect at the time of  origination  of such  loan,  are referred to as (1) "high  cost" or  "covered"  loans or (2) any other  similar designation  if the law  imposes  greater  restrictions  or  additional  legal liability for  residential  mortgage  loans with high interest  rates,  points and/or fees;

            (ee)  None of the Mortgage Loans secured by a property  located in the State of Georgia were  originated  on or after  October 1, 2002 and before
March 7, 2003;

            (ff)  No  Mortgage  Loan is a High Cost Loan or Covered  Loan,  as
applicable  (as such terms are defined in the then  current  Standard & Poor's
LEVELS(R)Glossary  which is now  Version  5.7  Revised,  Appendix E  (attached hereto as Exhibit A));  provided that no  representation  and warranty is made in this clause (ff) with respect to 0.03% and 0.03% of the Mortgage  Loans (by outstanding  principal  balance as of the  Cut-off  Date)  secured by property located in the States of West Virginia and Kansas, respectively;

            (gg)  With  respect  to  each  Sharia   Mortgage  Loan,   mortgage
pass-through  certificates or notes  representing  interests in mortgage loans that are in all material  respects of the same type as the Mortgage Loans, and which  are  structured  to  be  permissible  under  Islamic  law  utilizing  a declining  balance  co-ownership  structure,  have been,  for a least one year prior to the date hereof,  (a) held by investors  other than employee  benefit plans,  and (b)  rated  at  least  BBB- or Baa3,  as  applicable,  by a Rating
Agency; and

            (hh)  No fraud or misrepresentation  has taken place in connection with the origination of any Mortgage Loan.

            RFC shall  provide  written  notice to GMAC  Mortgage,  LLC of the sale of each Pledged  Asset Loan to the Company  hereunder  and by the Company to the Trustee under the Pooling and Servicing  Agreement,  and shall maintain the  Schedule of  Additional  Owner  Mortgage  Loans (as defined in the Credit
Support  Pledge  Agreement),  showing the Trustee as the  Additional  Owner of each such  Pledged  Asset  Loan,  all in  accordance  with  Section 7.1 of the
Credit Support Pledge Agreement.

      Upon  discovery by RFC or upon notice from the Company or the Trustee of a breach of the  foregoing  representations  and  warranties in respect of any
Mortgage  Loan which  materially  and  adversely  affects the interests of any holders of the  Certificates  or of the Company in such  Mortgage Loan or upon the occurrence of a Repurchase Event  (hereinafter  defined),  notice of which breach or  occurrence  shall be given to the Company by RFC,  if it  discovers the same,  RFC shall,  within 90 days after the  earlier of its  discovery  or receipt of notice thereof,  either cure such breach or Repurchase Event in all material  respects or, either (i) purchase such Mortgage Loan from the Trustee or the  Company,  as the case may be, at a price equal to the  Purchase  Price for such  Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage
Loan or  Loans  for  such  Mortgage  Loan in the  manner  and  subject  to the
limitations   set  forth  in  Section  2.04  of  the  Pooling  and   Servicing
Agreement.  If the breach of  representation  and  warranty  that gave rise to the  obligation  to  repurchase or substitute a Mortgage Loan pursuant to this
Section 4 was the  representation and warranty set forth in clause (k) or (hh)
of this  Section 4, then RFC shall pay to the Trust  Fund,  concurrently  with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted from
such  breach,   or  if  incurred  and  paid  by  the  Trust  Fund  thereafter, concurrently with such payment.

            5. With respect to each  Mortgage  Loan,  a first lien  repurchase event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date  thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property  subject  only to (i) the  lien of real  property taxes and  assessments not yet due and payable,  (ii)  covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the  date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed in the  Program  Guide and (iii)  other  matters to which like properties are commonly  subject which do not materially  adversely affect the value, use,  enjoyment or marketability of the Mortgaged  Property.
In  addition,  with  respect  to any  Mortgage  Loan as to which  the  Company delivers to the Trustee or the  Custodian  an  affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such  Mortgage  Loan subsequently  is in default  and the  enforcement  thereof  or of the  related
Mortgage is  materially  adversely  affected  by the  absence of the  original
Mortgage  Note,  a Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

            6. This  Agreement  shall  inure to the  benefit of and be binding upon the parties hereto and their  respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

            IN WITNESS WHEREOF,  the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                       RESIDENTIAL FUNDING COMPANY, LLC

                                       By: /s/Heather Anderson
                                          Name: Heather Anderson
                                          Title: Associate

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                       By:  /s/Christopher Martinez
                                          Name:  Christopher Martinez
                                          Title:  Vice President

                                  EXHIBIT A

               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                 FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                          REVISED July 1, 2006

      APPENDIX E - Standard & Poor's Predatory Lending Categories

      Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as
Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

      Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------
                                                              Category under
                         Name of Anti-Predatory Lending      Applicable Anti-
  State/Jurisdiction           Law/Effective Date         Predatory Lending Law
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arkansas                Arkansas Home Loan Protection     High Cost Home Loan
                        Act,
                        Ark. Code Ann.ss.ss.23-53-101 et
                        seq.

                        Effective July 16, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cleveland Heights, OH   Ordinance No. 72-2003 (PSH), Mun. Covered Loan
                        Codess.ss.757.01 et seq.

                        Effective June 2, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Colorado                Consumer Equity Protection,       Covered Loan
                        Colo. Stat.
                        Ann.ss.ss.5-3.5-101 et seq.

                        Effective for covered loans
                        offered or entered into on or
                        after January 1, 2003. Other
                        provisions of the Act took
                        effect on June 7, 2002
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connecticut             Connecticut Abusive Home Loan     High Cost Home Loan
                        Lending Practices Act, Conn.
                        Gen. Stat.
                      ss.ss.36a-746 et seq.

                        Effective October 1, 2001
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
District of Columbia    Home Loan Protection Act, D.C.    Covered Loan
                        Code
                      ss.ss.26-1151.01 et seq.

                        Effective for loans closed on or
                        after January 28, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Florida                 Fair Lending Act, Fla. Stat.      High Cost Home Loan
                        Ann.ss.ss.
                        494.0078 et seq.

                        Effective October 2, 2002
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
  State/Jurisdiction     Name of Anti-Predatory Lending       Category under
                               Law/Effective Date            Applicable Anti-
                                                          Predatory Lending Law
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Georgia Fair Lending Act, Ga.     High Cost Home Loan
Mar. 6, 2003)           Code
                        Ann.ss.ss.7-6A-1 et seq.

                        Effective October 1, 2002 -
                        March 6 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Georgia as amended      Georgia Fair Lending Act, Ga.     High Cost Home Loan
(Mar. 7, 2003 -         Code
current)                Ann.ss.ss.7-6A-1 et seq.

                        Effective for loans closed on or
                        after
                        March 7, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
HOEPA Section 32        Home Ownership and Equity         High Cost Loan
                        Protection
                        Act of 1994, 15 U.S.C.ss.1639, 12
                        C.F.R.ss.ss.226.32 and 226.34

                        Effective October 1, 1995,
                        amendments
                        October 1, 2002
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Illinois                High Risk Home Loan Act, Ill.     High Risk Home Loan
                        Comp.
                        Stat. tit. 815,ss.ss.137/5 et seq.

                        Effective January 1, 2004 (prior
                        to this date, regulations under
                        Residential
                        Mortgage License Act effective
                        from May 14, 2001)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kansas                  Consumer Credit Code, Kan. Stat.  High Loan to Value
                        Ann.                              Consumer Loan (id.ss.
                      ss.ss.16a-1-101 et seq.              16a-3-207) and;

                        Sections 16a-1-301 and 16a-3-207
                        became effective April 14, 1999;
                        Section 16a-3-308a became
                        effective July 1, 1999
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                          High APR Consumer
                                                          Loan (id.ss.
                                                          16a-3-308a)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kentucky                2003 KY H.B. 287 - High Cost Home High Cost Home Loan
                        Loan Act, Ky. Rev. Stat.ss.ss.
                        360.100 et seq.

                        Effective June 24, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maine                   Truth in Lending, Me. Rev. Stat.  High Rate High Fee
                        tit. 9-                           Mortgage
                        A,ss.ss.8-101 et seq.

                        Effective September 29, 1995 and
                        as amended from time to time
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  State/Jurisdiction     Name of Anti-Predatory Lending       Category under
                               Law/Effective Date            Applicable Anti-
                                                          Predatory Lending Law
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Massachusetts           Part 40 and Part 32, 209 C.M.R.   High Cost Home Loan
                        ss.ss.
                        32.00 et seq. and 209 C.M.R.ss.ss.
                        40.01 et seq.

                        Effective March 22, 2001 and
                        amended from time to time
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nevada                  Assembly Bill No. 284, Nev. Rev.  Home Loan
                        Stat.
                      ss.ss.598D.010 et seq.

                        Effective October 1, 2003
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
New Jersey              New Jersey Home Ownership         High Cost Home Loan
                        Security
                        Act of 2002, N.J. Rev. Stat.ss.ss.
                        46:10B- 22 et seq.

                        Effective for loans closed on or
                        after November 27, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
New Mexico              Home Loan Protection Act, N.M.    High Cost Home Loan
                        Rev.
                        Stat.ss.ss.58-21A-1 et seq.

                        Effective as of January 1, 2004;
                        Revised
                        as of February 26, 2004
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
New York                N.Y. Banking Law Article 6-1      High Cost Home Loan

                        Effective for applications made
                        on or after April 1, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
North Carolina          Restrictions and Limitations on   High Cost Home Loan
                        High
                        Cost Home Loans, N.C. Gen. Stat.
                      ss.ss.24-1.1E et seq.

                        Effective July 1, 2000; amended
                        October 1, 2003 (adding open-end
                        lines of credit)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ohio                    H.B. 386 (codified in various     Covered Loan
                        sections of the Ohio Code), Ohio
                        Rev. Code Ann.ss.ss.1349.25 et seq.

                        Effective May 24, 2002
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oklahoma                Consumer Credit Code (codified    Subsection 10 Mortgage
                        in various sections of Title 14A)

                        Effective July 1, 2000; amended
                        effective January 1, 2004
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  State/Jurisdiction     Name of Anti-Predatory Lending       Category under
                               Law/Effective Date            Applicable Anti-
                                                          Predatory Lending Law
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
South Carolina          South Carolina High Cost and      High Cost Home Loan
                        Consumer Home Loans Act, S.C.
                        Code
                        Ann.ss.ss.37-23-10 et seq.

                        Effective for loans taken on or
                        after January 1, 2004
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
West Virginia           West Virginia Residential         West Virginia
                        Mortgage Lender, Broker and       Mortgage Loan Act Loan
                        Servicer Act, W.
                        Va. Code Ann.ss.ss.31-17-1 et seq.

                        Effective June 5, 2002
---------------------------------------------------------------------------------

      Standard & Poor's Covered Loan Categorization

---------------------------------------------------------------------------------
  State/Jurisdiction     Name of Anti-Predatory Lending       Category under
                                                             Applicable Anti-
                               Law/Effective Date         Predatory Lending Law
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Georgia Fair Lending Act, Ga.     Covered Loan
Mar. 6, 2003)           Code
                        Ann.ss.ss.7-6A-1 et seq.

                        Effective October 1, 2002 -
                        March 6, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
New Jersey              New Jersey Home Ownership         Covered Home Loan
                        Security
                        Act of 2002, N.J. Rev. Stat.ss.ss.
                        46:10B 22 et seq.

                        Effective November 27, 2003 -
                        July 5, 2004
---------------------------------------------------------------------------------

      Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------
  State/Jurisdiction     Name of Anti-Predatory Lending       Category under
                                                             Applicable Anti-
                               Law/Effective Date         Predatory Lending Law
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Georgia Fair Lending Act, Ga.     Home Loan
Mar. 6, 2003)           Code
                        Ann.ss.ss.7-6A-1 et seq.

                        Effective October 1, 2002 -
                        March 6, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
New Jersey              New Jersey Home Ownership         Home Loan
                        Security
                        Act of 2002, N.J. Rev. Stat.ss.ss.
                        46:10B- 22 et seq.

                        Effective for loans closed on or
                        after November 27, 2003
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
New Mexico              Home Loan Protection Act, N.M.    Home Loan
                        Rev. Stat.ss.ss.58-21A-1 et seq.

                        Effective as of January 1, 2004;
                        Revised as of February 26, 2004
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
North Carolina          Restrictions and Limitations on   Consumer Home Loan
                        High Cost Home Loans, N.C. Gen.
                        Stat.ss.ss.
                        24-1.1E et seq.

                        Effective July 1, 2000; amended
                        October 1, 2003 (adding open-end
                        lines of credit)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
South Carolina          South Carolina High Cost and      Consumer Home Loan
                        Consumer Home Loans Act, S.C.
                        Code Ann.ss.ss.37-23-10 et seq.

                        Effective for loans taken on or
                        after January 1, 2004
---------------------------------------------------------------------------------